Exhibit 10.67

January 30, 2013

Nationstar Mortgage LLC
350 Highland Drive
Lewisville, Texas 75067
Attn: Mr. Greg Oniu
Email: Greg.Oniu@nationstarmail.com

Re:	Transactions Terms Letter for Amended and Restated Master Repurchase Agreement

Ladies and Gentlemen:

This Transactions Terms Letter (this “Transactions Terms Letter”) is made and entered into, as of the date set forth above, by and between Bank of America, N.A. (“Buyer”) and Nationstar Mortgage LLC (“Seller”). This Transactions Terms Letter supplements the Amended and Restated Master Repurchase Agreement, dated as of October 21, 2010 (as amended by Amendment Number One to the Amended and Restated Master Repurchase Agreement, dated as of November 24, 2010, Amendment Number Two to the Amended and Restated Master Repurchase Agreement, dated as of October 20, 2011, Amendment Number Three to the Amended and Restated Master Repurchase Agreement, dated as of January 17, 2012, that certain Amendment and Waiver, dated as of February 21, 2012, Amendment Number Four to the Amended and Restated Master Repurchase Agreement, dated as of June 1, 2012, Amendment Number Five to the Amended and Restated Master Repurchase Agreement, dated as of January 15, 2013, in each case between Seller and Buyer, and as further amended, supplemented or otherwise modified from time to time, the “Agreement”). In the event there exists any inconsistency between the Agreement and this Transactions Terms Letter, the latter shall be controlling notwithstanding anything contained in the Agreement to the contrary. This Transactions Terms Letter supersedes all previous Transactions Terms Letters and amendments as of the Effective Date. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

Effective Date:	January 30, 2013.

Expiration Date:	Expiring on January 14, 2014.

Aggregate Transaction Limit:
$750,000,000, consisting of the sum of the Committed Amount and the Uncommitted Amount; which amount may be increased from time to time at Buyer's sole discretion as provided in the definition of Uncommitted Amount. In the event Buyer agrees to a Temporary Increase pursuant to Section 2.10, the Aggregate Transaction Limit shall equal the Temporary Aggregate Transaction Limit until such time as the Temporary Increase terminates.

Committed Amount:	$750,000,000.

Uncommitted Amount:	$0 or such greater amount agreed to by Buyer in its sole discretion from time to time.

Financial Covenants:	Seller shall satisfy and maintain the following financial covenants at all times during the term of the Agreement (unless expressly stated otherwise below):

(a)
Minimum Tangible Net Worth: The sum of (i) $350,000,000 plus (ii) (A) the product of (x) two (2) and (y) the aggregate amount of proceeds received by Seller in connection with an issuance of equity interests in Seller from and after January 1, 2013 divided by (B) three (3).

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(b)	Minimum Liquidity: Liquidity of at least $45,000,000.

(c)	Maximum ratio of Total Liabilities to Tangible Net Worth: 9:1.

(d)	Operating Income: Seller shall show positive pre-tax Operating Income, on a rolling six-month basis.

Other Covenants:	Seller shall maintain the following other covenants:

(a)
Commitment Basis. Seller shall lock all loans on a best effort commitment basis or a loan level mandatory commitment basis prior to entering into a Transaction for such mortgage loan. In the event that Seller shall have entered into a Purchase Commitment on or prior to the Purchase Date in respect of Eligible Mortgage Loans, Seller shall deliver a true and complete copy of such Purchase Commitment to Buyer on the related Purchase Date for such Eligible Mortgage Loans. For any Transaction in which the underlying Purchased Mortgage Loans are not subject to a Purchase Commitment on the related Purchase Date, Seller shall promptly deliver to Buyer a true and complete copy of any Purchase Commitment executed after such Purchase Date.

(b)
Additional Mortgage Financing Facilities. Notwithstanding anything to the contrary in Section 10.1 of the Agreement, Seller shall not, without prior written notification to Buyer, enter into any mortgage financing facility (including, without limitation, any warehouse, repurchase, purchase or off-balance sheet facility).

(c)
Cross-collateralization. Seller's payment and performance of its obligations under the Agreement shall be cross-collateralized with any and all deposits of money or property or any other indebtedness at any time held or owing to Buyer or any of its Affiliates to or for the credit of the account of Seller and its Affiliates under any agreement(s) between Seller and/or its Affiliates, on the one hand, and Buyer and/or its Affiliates, on the other hand, irrespective of whether or not Buyer and/or its Affiliates shall have made any demand thereunder and whether or not said obligations shall have matured.

(d)
Payment of Dividends. If a Potential Default or an Event of Default has occurred and is occurring or will occur as a result of such payments, Seller shall not pay any dividends or distributions with respect to any capital stock or other equity interests in Seller, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.

Facility Fee:
[***], which is equal to the result of (i) the product of (a) [***], (b) the Committed Amount and (c) 350, divided by (ii) 360. The Facility Fee shall be deemed due, earned and payable in full on the Effective Date, in accordance with Section 5.1 of the Agreement; provided, that such Facility Fee is hereby reduced by an amount equal to [***], which amount was remitted by Seller to Buyer prior to the Effective Date. Upon early termination of the Agreement

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by Seller, no portion of the Facility Fee shall be refunded. The fee is payable based on Committed Amount only and shall be prorated in the event of increases in the Committed Amount.

Unused Facility Fees:
For any given calendar quarter and on the Expiration Date, Seller shall pay in arrears to Buyer an amount equal to the product of (i) [***] and (ii) the unused portion of the Aggregate Transaction Limit, annualized), in accordance with Section 5.1 of the Agreement; provided, that Sellers shall only be required to pay an Unused Facility Fee for such period if, the Average Quarterly Utilization during such quarter is less than 50%.

Average Quarterly Utilization:
Following the end of each calendar quarter and on the Expiration Date, Buyer shall determine the Used Amount during the preceding Calculation Period. The Average Quarterly Utilization shall be calculated by dividing (i) the Used Amount, by (ii) the Aggregate Transaction Limit.

Used Amount:	The average Aggregate Outstanding Purchase Price of all Transactions, calculated on a daily basis during the preceding Calculation Period.

Transaction Request Deadline:    4:00 p.m. (New York City time).

Deadline for Daily Receipt
Of Purchase Advices by Buyer:    4:00 p.m. (New York City time).

Minimum Over/Under

Account Balance:	$ -0-

Eligible Mortgage Loans:
A Mortgage Loan shall be an Eligible Mortgage Loan only if (i) it is a first lien, fixed or adjustable rate Mortgage Loan on a single family residential property that is either (x) an Agency Eligible Mortgage Loan that is also (1) a Conventional Conforming Mortgage Loan or (2) a Jumbo Mortgage Loan, (y) a Government Mortgage Loan, or (z) a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan, or as otherwise permitted on Schedule 1, (ii) it was originated in compliance with and remains in compliance with, or was otherwise acquired in compliance with the Agency Guides (unless it is a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan), Buyer's Correspondent Guidelines (if applicable) and Seller's underwriting guidelines approved by Buyer in its sole reasonable discretion and (iii) it meets each of the following criteria:

(a)	each of the applicable representations and warranties in Section 8.1(r) and 8.1(v) and Exhibit L of the Agreement are true and correct;

(b)	the Purchase Date for such Mortgage Loan is not more than thirty (30) days past the origination date for such Mortgage Loan;

(c)
such Mortgage Loan is not thirty (30) or more days contractually delinquent (as determined by using the MBA method of delinquency) nor has it been thirty (30) or more days contractually delinquent since the origination date for such Mortgage Loan;

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(d)	such Mortgage Loan is not subject to a Transaction for longer than the Maximum Dwell Time;

(e)	no rescission notice and/or notice of right to cancel shall have been improperly delivered to the Mortgagor, and the related rescission period related shall have expired;

(f)	such Mortgage Loan was originated with full documentation;

(g)	such Mortgage Loan must have an unpaid principal balance of at least $50,000;

(h)	such Mortgage Loan is not secured by Mortgaged Property located in the Commonwealth of Puerto Rico;

(i)	such Mortgage Loan shall neither be a HELOC Mortgage Loan nor a reverse mortgage loan;

(j)	such Mortgage Loan's FICO Score is not less than 620 (except as otherwise permitted in Schedule 1);

(k)	such Mortgage Loan has not been previously rejected for purchase by any investor at any time, except as permitted on Schedule 1;

(l)	such Mortgage Loan has not been repurchased by Seller from any Person to whom such Mortgage Loan was previously sold (including transfers in connection with securitizations);

(m)	the Mortgagor in respect of such Mortgage Loan is not a partnership, corporation or other non-natural person (other than an inter-vivos trust which conforms to the Agency Guides);

(n)	if such Mortgage Loan is a Jumbo Mortgage Loan, the original principal balance of such Mortgage Loan was not greater than $1,500,000; and

(o)
if such Mortgage Loan is a Jumbo Mortgage Loan that is not an Agency Eligible Mortgage Loan, the related Mortgagor's FICO Score at the time of origination is 700 or above, with maximum loan-to-value ratio of 80% and maximum debt-to-income ratio of 45%.

Securitization:	Unless otherwise agreed to by Buyer, all Mortgage Loans must be settled with cash directly from an Approved Investor.

Eligible Certified Mortgage Loan:	A Certified Mortgage Loan shall be an Eligible Certified Mortgage Loan only if it meets each of the following criteria:

(a)	such Mortgage Loan is an Eligible Mortgage Loan;

(b)	Custodian has delivered to Buyer a Certified Mortgage Loan Trust Receipt with respect to such Mortgage Loan;

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(c)
if such Mortgage Loan is a Pooled Mortgage Loan, within two (2) Business Days of the related Pooling Date, Seller shall have delivered to Buyer a duly executed Trade Assignment together with a true and complete copy of the Purchase Commitment with respect to the related Mortgage-Backed Security; and

(d)
the Takeout Price set forth in the related Purchase Commitment for the related Mortgage-Backed Security or the Portfolio Mortgage Loans, as applicable, is for an amount that is not less than the outstanding Repurchase Price for the Pool or such Portfolio Mortgage Loans, respectively.

Eligible Security:	A Mortgage-Backed Security shall be an Eligible Security only if it meets each of the following criteria:

(a)	each of the applicable representations and warranties set forth on Exhibit L of the Agreement are true and correct;

(b)	it is issued on the Settlement Date in Strict Compliance with the applicable Agency Guides;

(c)	a CUSIP has been issued and provided to Buyer in compliance with Section 7.2(c) of the Agreement;

(d)
it is backed solely by Eligible Certified Mortgage Loans that (x) are (i) Agency Eligible Mortgage Loans that are also Conventional Conforming Mortgage Loans or (ii) Government Mortgage Loans, and (y) were subject to Transactions immediately prior to the issuance of such Mortgage-Backed Security;

(e)
it is delivered in a manner sufficient to cause Buyer to have a perfected, first priority security interest in, and to be the “entitlement holder” (as defined in Section 8-102(a)(7) of the Uniform Commercial Code of, such Mortgage-Backed Security; and

(f)	the related Trade Assignment is enforceable and in effect.

Type:	With respect to each Eligible Asset, the descriptions set forth on Schedule 1 under the heading “Type.”

Type Purchase Price Percentage:	With respect to each Eligible Asset, the percentages set forth on Schedule 1 under the heading “Type Purchase Price Percentage.”

Type Sublimit:	With respect to each Eligible Asset, the percentages set forth on Schedule 1 under the heading “Type Sublimit.”

Type Margin:	With respect to each Eligible Asset, the percentages set forth on Schedule 1 under the heading “Type Margin.”

Maximum Dwell Time:	With respect to each Eligible Asset, the number of days set forth on Schedule 1 under the heading “Maximum Dwell Time.”

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Reporting Requirements:
Financial Reports & Officer's Certificate: Seller shall deliver to Buyer, as soon as possible but in no event more than forty-five (45) days after the end of each calendar month, financial statements of Seller, including statements of income and changes in shareholders' equity (or its equivalent) for such month and the related balance sheet as at the end of such period, all in reasonable detail acceptable to Buyer and certified by the chief financial officer of Seller, subject, however, to year-end audit adjustments. Together with such financial statements, Seller shall deliver an officer's certificate substantially in a form to be provided by Buyer, which shall include funding and production volume reports for the previous month and evidence of compliance with all financial covenants.

Annual Reports: Seller shall deliver to Buyer, as soon as possible but in no event more than ninety (90) days after the end of each fiscal year of Seller, audited financial statements of Seller, including statements of income and changes in shareholders' equity for such fiscal year and the related balance sheet as at the end of such fiscal year, all in reasonable detail acceptable to Buyer and certified by the chief financial officer of Seller stating, at a minimum, that the financial statements fairly present the financial condition and results of operations of Seller as of the end of, and for, such year.

Government Insuring Reports: Seller shall provide Buyer, as soon as possible but in no event more than thirty (30) days after the end of each quarter, or as requested by Buyer, the following government insuring reports (including 15 month history):

(a)	Loans Originated - Current Defaults and Claims Reported - United States (from FHA Connection):

▪	Output option: all loans

▪	Performance period: current period

▪	All insured single family loans with a beginning amortization within the last two years

(b)	HUD Pipeline/Uninsured Query:

▪	Date range: use default

▪	Sort by: originating ID in ascending order

(c)	Late Endorsement Query:

▪	Loan status: Active, claimed

▪	Date range: last two year period
Sort by: # days closing to Endr pkg Rcvd in descending order

Hedging Report: Seller shall deliver to Buyer each Monday a loan and rate lock position report and hedge report containing product level pricing and interest rate sensitivity analysis (shocks) or as requested by Buyer (data elements to be agreed upon).

Monthly Collateral Tape: Seller shall deliver within five (5) days after the end of each month, a collateral tape including the data fields (to

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be determined) representing the Eligible Mortgage Loans subject to Transactions under the Agreement as of the end of such month, acceptable to the Buyer in its sole discretion.

If requested by Buyer, Seller shall promptly provide to Buyer (i) in a form reasonably acceptable to Buyer, a detailed aging report of all outstanding mortgage loans that are subject to warehouse/ purchase/ repurchase facilities entered into by Seller, and detail of all uninsured government loans, and (ii) any additional information as reasonably requested.

Key Personnel:	Individuals that directly report to Executive Management.

Buyer's Guidelines,

Policies and Procedures:
The terms and conditions of this Transactions Terms Letter and the Agreement shall be subject to Buyer's guidelines, policies and procedures, as may be changed from time to time. Buyer may communicate changes to its guidelines, policies and procedures to Seller via Buyer's website, email or in writing.

Governing Law:
This Transactions Terms Letter and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

Severability:
This Transactions Terms Letter, together with the other Principal Agreements, and all other documents executed pursuant to the terms hereof and thereof, constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes any and all prior or contemporaneous oral or written communications with respect to the subject matter hereof, all of which such communications are merged herein. All Transactions hereunder constitute a single business and contractual relationship and each Transaction has been entered into in consideration of the other Transactions.

Counterparts:
This Transactions Terms Letter may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties agree that this Transactions Terms Letter and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

[signature page follows]

Please acknowledge your agreement to the terms and conditions of this Transactions Terms Letter by signing in the appropriate space below and returning a copy of the same to the undersigned. Facsimile signatures shall be deemed valid and binding to the same extent as the original. Buyer shall have no obligation to honor the terms and conditions of this Transactions Terms Letter if Seller fails to fully execute and return this document to Buyer on or prior to the Effective Date.

Sincerely,        Agreed to and Accepted by:

Bank of America, N.A.                    Nationstar Mortgage LLC

By:    /s/ Rayanthi De Mel__________        By:    /s/ Larry Brown_______________

Name:    Rayanthi De Mel                Name:    Larry Brown

Title:    Assistant Vice President            Title:    Vice President

SCHEDULE 1

ELIGIBLE ASSETS

Type	Type Sublimit*	Type Margin	Type Purchase Price Percentage	Maximum Dwell Time**	Transaction Requirements
Type A: Agency Eligible Mortgage Loans that are also Conventional Conforming Mortgage Loans (1st mortgages only), including Jumbo Mortgage Loans that are Agency Eligible Mortgage Loans	[***]	[***]	[***]	45 calendar days	None
Type B: Government Mortgage Loans (1st mortgages only)	[***]	[***]	[***]	45 calendar days	None
Type C: Jumbo Mortgage Loans that are not Agency Eligible Mortgage Loans (1st mortgages only, maximum original loan amounts up to $1,500,000)	[***]	[***]	[***]	45 calendar days	Rate lock and prior approval
Type D:
Government Mortgage Loans (1st mortgages only) that are: (i) secured by manufactured homes and originated in compliance with Title II under FHA 203(b); or (ii) have FICO scores between 550 and 619

These loans will be identified in the Asset Data Record as “Conf Balance Expanded”
	[***]	[***]	[***]	45 calendar days	None
Type E: Texas Cash-Out Refinance Mortgage Loans - Type A and Type B Mortgage Loans These loans will be identified in the Asset Data Record as “Expanded/Alt-A”	[***]	[***]	[***]	45 calendar days	None
Type F: HARP Mortgage Loans (1st mortgages only) These loans will be identified in the Asset Data Record as “Specialty ARM”	[***]	[***]	[***]	45 calendar days	None

Noncompliant Asset - Type A, B, C, D, E and F Mortgage Loans that have been (i) subject to one or more Transactions hereunder for a period greater than 45 days but not greater than 60 days, or (ii) rejected by the applicable Approved Investor
[***]	The initial Type Margin
[***] cumulative reduction in Type Purchase Price Percentage for Mortgage Loans rejected by an Approved Investor; subject to further review and reduction in Type Purchase Price Percentage at Buyer's discretion

[***] reduction in Type Purchase Price Percentage for an additional dwell time of 1-15 days

*** Note: Confidential treatment has been requested with respect to the information contained within the [***] marking. Such portions have been omitted from this filing and have been filed separately with the Securities and Exchange Commission.

Wet Mortgage Loans - Type A, B, C, D, E and F Mortgage Loans, excluding loans originated under a correspondent program	[***], increasing to [***] for the first and last five (5) Business Days of each month	The initial Type Margin	The initial Type Purchase Price Percentage	7 Business Days from origination
Eligible Certified Mortgage Loans that are Portfolio Mortgage Loans - Type A and Type B Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time	None
Eligible Certified Mortgage Loans that are Pooled Mortgage Loans - Type A, Type B and Type D Mortgage Loans	[***]	[***]	[***]	60 calendar days from the date on which the Mortgage Loan first became subject to a Transaction whether or not it was an Eligible Certified Mortgage Loan at the time	None

* Unless otherwise specified, all Type Sublimits are calculated as a percentage of the Aggregate Transaction Limit (as the same may be increased or decreased pursuant to the terms of the Agreement).

** All Maximum Dwell Times are calculated without regard to whether the time that such Purchased Asset is subject to the facility is consecutive.